UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010 (December 29, 2009)

NICARAGUA RISING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10801 Mastin, Suite 920
Overland Park, KS 66210
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (913) 491-1717

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Nicaragua Rising, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

  Section 4 – Matters Related to Accountants and Financial Statements

  Item 4.01 Changes in Registrant’s Certifying Accountant.

Malone & Bailey P.C. (“Malone”), the independent certified public accountants who had been engaged by Nicaragua Rising, Inc. (the “Company”) as the principal accountant to audit the Company’s consolidated financial statements, was dismissed effective December 29, 2009, which dismissal was approved by the Company’s board of directors on such date. The reports by Malone on the financial statements of the Company during the fiscal years ended October 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years and subsequent period up to December 29, 2009, the Company did not have any disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. In addition, no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company has requested Malone to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from Malone, dated December 31, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Also on December 29, 2009, the Company’s Board of Directors approved the engagement of Rothstein Kass & Company, P.C. (“Rothstein Kass”) as the Company’s new principal independent certified public accountants to audit the Company’s consolidated financial statements for the year ending October 31, 2009.

Prior to engaging Rothstein Kass, the Company had not consulted Rothstein Kass regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

16.1	Letter from Malone & Bailey P.C. regarding change in certifying accountant, dated December 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2010	NICARAGUA RISING, INC.

	By:	WILLIAM P. MOORE
William P. Moore
Chief Executive Officer